UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): April 1, 2004

                    The St. Paul Travelers Companies, Inc.
            (Exact name of registrant as specified in its charter)


         Minnesota                  001-10898              41-0518860
(State or other jurisdiction       (Commission           (IRS Employer
     of incorporation)             File Number)      Identification Number)

            385 Washington Street                  55102
            Saint Paul, Minnesota
            (Address of principal                (Zip Code)
              executive offices)

                                (651) 310-7911
             (Registrant's telephone number, including area code)


        (Former name or former address, if changed since last report)




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On April 1, 2004, The St. Paul Travelers Companies, Inc., a Minnesota
corporation (formerly named The St. Paul Companies, Inc.) (the "Company"), filed a Form 8-K to report that effective April 1, 2004, pursuant to the Agreement and Plan of Merger dated as of November 16, 2003, as amended, by and among the Company, Travelers Property Casualty Corp., a Connecticut corporation ("Travelers"), and Adams Acquisition Corp., a Connecticut corporation and wholly owned subsidiary of the Company (the "Merger Sub"), Merger Sub was merged with and into Travelers, with Travelers continuing as the surviving corporation and a wholly owned subsidiary of the Company. In response to parts (a) and (b) of Item 7 of such Form 8-K, the Company stated that it would file the required financial information by amendment as permitted by paragraphs (a)(4) and (b)(2) of Item 7 to Form 8-K. This Form 8-K/A is being filed to provide the required financial information.

As a result of the merger and in accordance with the provisions of Statement of Financial Accounting Standards No. 141, "Business Combinations", Travelers will be considered the acquiring enterprise for financial reporting purposes.


Item 7.  Financial Statements and Exhibits.

(a)  Financial Statements of the Business Acquired.

     The following financial statements were filed as part of the Annual Report on Form 10-K for the year ended December 31, 2003 of Travelers Property Casualty Corp. (SEC File No. 001-31266) and are incorporated herein by this reference:

     Independent Auditors' Report
     Consolidated Statement of Income (Loss) for the years ended
       December 31, 2003, 2002 and 2001
     Consolidated Balance Sheet at December 31, 2003 and 2002
     Consolidated Statement of Changes in Shareholders' Equity for the years ended December 31, 2003, 2002 and 2001
     Consolidated Statement of Cash Flows for the years ended
       December 31, 2003, 2002 and 2001
     Notes to Consolidated Financial Statements

(b) Unaudited pro forma condensed combined financial statements are attached hereto as Exhibit 99.1 and are incorporated in their entirety herein by reference.

(c)  Exhibits.

Exhibit No.     Exhibit

23.1            Consent of KPMG LLP

99.1            Unaudited pro forma condensed combined financial statements


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 23, 2004                 THE ST. PAUL TRAVELERS COMPANIES, INC.

                                      By: /s/ Bruce A. Backberg
                                         -----------------------------------
                                         Name:  Bruce A. Backberg
                                         Title:  Senior Vice President





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                                EXHIBIT INDEX

Exhibit No.      Exhibit

23.1             Consent of KPMG LLP

99.1             Unaudited pro forma condensed combined financial statements